UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: March 20, 2006

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 000-32261

Texas	76-0362774
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 200

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment (this “Amendment”) to the Current Report on Form 8-K of ATP Oil & Gas Corporation (the “Company”) dated as of March 20, 2006 (the “Original Report”) is being filed only to set forth the correct form of 12 1/2% Series B cumulative perpetual preferred stock certificate listed as Exhibit 99.1 of the Original Report. Exhibit 99.1 of the Original Report is superseded in its entirety by Exhibit 99.1 to this Amendment. No other information in the Original Report is being amended by this Amendment and the Company has not updated disclosures in this Amendment to reflect any event subsequent to the Company’s filing of the Original Report.

Item 9.01. — Financial Statements and Exhibits

(c) Exhibits

99.1    Form of 12 1/2% Series B Cumulative Perpetual Preferred Stock Certificate

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

ATP Oil & Gas Corporation

Date: March 24, 2006	By:	/s/ Albert L. Reese, Jr.
Albert L. Reese, Jr. Chief Financial Officer

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